FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                             GRACE DEVELOPMENT, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           COLORADO                     0-25582                  84-110469
           --------                     -------                  ---------
(State or other jurisdiction of       (Commission             (IRS Employer
incorporation or organization)        File Number)        Identification Number)

                  2685 So. Dayton Way Unit 42 Denver, CO 80231
                  --------------------------------------------
          (Address of principal executive offices, including zip code)

                                  303-337-5700
                                  ------------
              (Registrant's telephone number, including area code)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 10, 1999, the prior accountant, Davis & Co., CPA, Englewood, Colorado, was replaced as principal accountant to audit the financial statements of the Registrant.

The Registrant has retained Dohan and Company, CPA, P.A. on such date to act as principal accountants to audit the financial statements for the Registrant.

(i) The former accountant was replaced on July 10,1999.

(ii) Said principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion nor was the same qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was recommended and approved by the Board of Directors of the Registrant on July 10, 1999.

(iv) During the Registrant's two most recent fiscal years and through the day of replacement effective July 10, 1999, there were no disagreements between Davis & Co., CPA , the former accountant, and the Registrant on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.
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A new independent accountant has been engaged as the principal accountant to audit the Registrant's financial statements. The newly engaged accountant is the firm of Dohan and Company, CPA's, P.A. and was retained on July 10, 1999.

                                   SIGNATURES

Pursuant the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Grace Development Inc.
                                    (Registrant)


                                    by: /s/ Jacob Barrocas
                                        ----------------------------------------
                                        Jacob Barrocas, President and Treasurer
                                        (Principal Executive Officer and
                                        Principal Financial Officer)

Date 07/16/99